As filed with the Securities and Exchange Commission on September 16, 2004



                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
|X|  Preliminary Information Statement     |_|  Confidential, For Use of the
                                                Commission Only (as permitted
|_|  Definitive Information Statement           by Rule 14c-5(d)(2))


                            FRONT PORCH DIGITAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person Filing Information Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: $

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            FRONT PORCH DIGITAL INC.
                                1140 PEARL STREET
                             BOULDER, COLORADO 80302


                                              September __, 2004


Dear Stockholder:

       I am writing to inform you that the Board of Directors of Front Porch Digital, Inc., a Nevada corporation (the "Company"), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate action in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

       1. The amendment to the Company's Articles of Incorporation to (i) change the name of the Company to "Incentra Solutions, Inc." and
              (ii) increase the total number of authorized shares of Common Stock, par value $.001 per share, from 150,000,000 shares to 200,000,000 shares.

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

       This Information Statement, which describes the above corporate action in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company, at which time we will file the Certificate of Amendment with the Nevada Secretary of State to effectuate the name change and the increase in the total number of authorized shares of Common Stock.

                                       Sincerely,


                                       THOMAS P. SWEENEY III,
                                       CHIEF EXECUTIVE OFFICER

                            FRONT PORCH DIGITAL, INC.
                                1140 PEARL STREET
                             BOULDER, COLORADO 80302

                              INFORMATION STATEMENT
                               SEPTEMBER __, 2004

       This Information Statement is being mailed to the stockholders of Front Porch Digital, Inc., a Nevada corporation (sometimes hereinafter referred to as "we", "us" or the "Company"), on or about September __, 2004 in connection with the corporate action referred to below. Our Board of Directors (the "Board") and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on August 19, 2004 (the "Record Date").

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                CORPORATE ACTION

       The Nevada General Corporation Law permits the holders of a majority of the shares of our outstanding capital stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On August 20, 2004, the holders (collectively, the "Majority Stockholders") of (i) an aggregate of 41,095,812 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company and (ii) an aggregate of 2,466,971 shares of Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), of the Company, which collectively represented approximately 58.7% of the total votes entitled to be cast on the matter set forth herein, consented in writing without a meeting to the matter described below. As a result, no further votes will be needed. As of the Record Date, we had outstanding 104,756,445 shares of Common Stock and 2,466,971 shares of Series A Preferred Stock, which are convertible into 49,339,410 shares of Common Stock. The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

       The Board and the Majority Stockholders have consented to the adoption and filing of a Certificate of Amendment ("Certificate of Amendment") to the Articles of Incorporation of the Company in the form of EXHIBIT A attached to this Information Statement, which provides for: (i) the change in the name of the Company to "Incentra Solutions, Inc." and (ii) the increase in the total number of authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares. We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                   TO INCREASE THE TOTAL NUMBER OF AUTHORIZED
            SHARES OF COMMON STOCK AND CHANGE THE NAME OF THE COMPANY

       On August 20, 2004, the Board and the Majority Stockholders adopted resolutions to amend our Articles of Incorporation to: (i) change the name of the Company to "Incentra Solutions, Inc." and (ii) increase the number of authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares.

       NAME CHANGE

       The change in the corporate name is deemed necessary to more accurately reflect the current business activities of the Company in its name. The Board believes that a change in the corporate name to "Incentra Solutions, Inc." will better communicate to the public the current and future nature of the Company's business operations and enable the Company to better implement its business plan.

       After the name change, the Company will apply for a new CUSIP number for its Common Stock and it is anticipated that the Company's trading symbol for the OTC Bulletin Board will be changed from "FPDI". The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.

       INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

       As of the Record Date, we had outstanding 104,756,445 shares of Common Stock and 2,466,971 shares of Series A Preferred Stock (which are convertible into 49,339,410 shares of Common Stock). Further, at such date, 16,929,000 shares of Common Stock were reserved for issuance under our 2000 Equity Incentive Plan in respect of outstanding options, 9,107,143 shares of Common Stock were issuable upon conversion of approximately $4,500,000 aggregate principal amount of 8% Convertible Notes due September 30, 2004, 13,737,696 shares of Common Stock were issuable upon the exercise of outstanding warrants and 2,342,274 shares of Common Stock were issuable upon the exercise of other outstanding options.

       In approving the increase in the authorized shares of Common Stock, the Board believed that the number of authorized shares of Common Stock remaining available was not sufficient to permit the conversion or exercise in full of all outstanding convertible securities, options and warrants or to enable us to respond to potential business opportunities and pursue important objectives that may present themselves. Accordingly, the Board believed it was in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The Board also believed that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Presently, the number of authorized shares of Common Stock remaining available is not sufficient to cover the number of shares issuable upon the conversion of our outstanding shares of Series A Preferred Stock into Common Stock. Further, the Board believed the availability of additional shares of Common Stock will enable us to attract and retain talented employees through the grant of additional stock options and other stock-based incentives. An important part of our business strategy is to develop various technologies, including through the acquisition of assets and businesses deemed synergistic with our operations. Although we do not currently have any agreements with respect to future acquisitions, we continue to review acquisition opportunities. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and a person who does not purchase additional shares will not be able to maintain his or her pro rata interest of a stockholder's percentage voting power.

       The authorized shares of Common Stock in excess of those issued or reserved for issuance, will be available for issuance at such times and for such corporate purposes as the Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights. The Board does not intend to issue any Common Stock except on terms that the Board deems to be in the best interest of the Company and its then-existing stockholders.

       The Board did not approve this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. In addition, the corporate action is not part of any plan by management to recommend a series of similar amendments to the Board and the stockholders.

       Effective upon the filing of the Certificate of Amendment with the Nevada Secretary of State, (i) the name of the Company will be "Incentra Solutions, Inc." and (ii) the total number of authorized shares of Common Stock will be 200,000,000. We expect to file the Certificate of Amendment as soon as practicable following the twenty (20) day period after this Information Statement is first mailed to the stockholders entitled to receive this Information Statement.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth information as of August 19, 2004 regarding beneficial stock ownership of (i) all persons known to the Company to be beneficial owners of more than 5% of each class of outstanding capital stock of the Company; (ii) each director of the Company and the executive officers of the Company whose compensation is required to be reported pursuant to Item 402(a)(2) of Regulation S-B and (iii) all officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

                                                                          Number of
                                                                          Shares
                                                                          Beneficially          Percent of
                                                                          Owned (1)             Outstanding
Name                                    Title of Class                    ------------          Shares(2)(3)
---------------                         --------------------------                              -----------
5% BENEFICIAL OWNERS

Great Hill Equity Partners LP           Common Stock                      37,326,115            30.7% (4)
One Liberty Square                      Series A Preferred Stock          843,170               34.5%
Boston, MA  02109

Tudor Investment Corporation            Common Stock                      26,845,466            21.5% (5)
1275 King Street                        Series A Preferred Stock          1,004,405             41.0 %
Greenwich, CT 06831

J.P. Morgan Direct Venture Capital      Common Stock                      23,307,959            20.0% (6)
Institutional                           Series A Preferred Stock          602,775               24.4%
Investors, LLC
522 Fifth Avenue
New York, NY  10036

Providence Equity Partners III, LP      Common Stock                      6,190,309             5.9% (7)
50 Kennedy Plaza
Providence, RI  02903

DIRECTORS AND EXECUTIVE OFFICERS

Christopher S. Gaffney                  Common Stock                      37,326,115            30.7% (4)
One Liberty Square                      Series A Preferred Stock          843,170               34.5%
Boston, MA  02109

Thomas P. Sweeney III                   Common Stock                      7,054,200             6.5% (8)
1140 Pearl Street                       Series A Preferred Stock          16,588                *
Boulder, CO  80302

Michael Knaisch                         Common Stock                      1,998,143             * (9)
1140 Pearl Street
Boulder, CO  80302

                                                                          Number of
                                                                          Shares
                                                                          Beneficially          Percent of
                                                                          Owned (1)             Outstanding
Name                                    Title of Class                    ------------          Shares(2)(3)
---------------                         --------------------------                              -----------
Matthew Richman                         Common Stock                      1,525,143             * (10)
1140 Pearl Street
Boulder, CO  80302

James Wolfinger                         Common Stock                      595,238               *
1140 Pearl Street
Boulder, CO  80302

Walter Hinton                           Common Stock                      287,260               * (11)
1140 Pearl Street
Boulder, CO  80302

Paul McKnight                           Common Stock                      240,285               * (12)
1140 Pearl Street
Boulder, CO  80302

Patrick Whittingham                           --                          --                    --
12 Heron Drive
Old Tappan, NJ  07675

Carmen J. Scarpa                              --                          --                    --
50 Rowes Wharf, 6th Floor
Boston, MA  02110


All directors and executive officers as a group (9 persons)

                                        Common Stock                      49,026,384            38.1%
                                        Series A Preferred Stock          859,758               34.9%

----------

* Constitutes less than 1%

1. For the purposes of this table, a person is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days after August 19, 2004.

2. All percentages for Common Stock are calculated based upon a total of 104,756,445 shares outstanding as of August 19, 2004, plus, in the case of the person for whom the calculation is made, that number of shares of Common Stock that such person has the right to acquire within 60 days after August 19, 2004.

3. All percentages for Series A Preferred Stock are calculated based upon a total of 2,466,971 shares outstanding as of August 19, 2004.

4. Represents 36,110,815 shares of Common Stock owned of record by Great Hill Equity Partners LP ("GHEP") (assuming conversion of 815,715 shares of Series A Preferred Stock into 16,314,297 shares of Common Stock) and 1,215,300 shares of Common Stock owned of record by Great Hill Investors, LLC ("GHI") (assuming conversion of 27,455 shares of Series A Preferred Stock into 549,091 shares of Common Stock). The foregoing numbers represent shares for which GHEP and GHI each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Great Hill Partners GP, LLC ("GP"), the general partner of GHEP, Great Hill Partners, LLC ("GHP"), a manager of GP and Messrs. Christopher S. Gaffney, John G. Hayes and Stephen F. Gormley, the managers of GHI, GHP and GP. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

5. Represents 24,161,509 shares of Common Stock owned of record by Tudor Ventures II LP ("Tudor") (assuming conversion of 903,994 shares of Series A Preferred Stock into 18,079,880 shares of Common Stock), 2,665,826 shares of Common Stock owned of record by The Raptor Global Portfolio Ltd. ("Raptor") (assuming conversion of 99,741 shares of Series A Preferred Stock into 1,994,820 shares of Common Stock), and 18,131 shares of Common Stock held by The Altar Rock Fund LP ("Altar") (assuming conversion of 670 shares of Series A Preferred Stock into 13,400 shares of Common Stock). The foregoing numbers represent shares for which Tudor, Raptor and Altar each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Tudor Investment Corporation ("TIC"), the sole general partner of Altar and an investment advisor for Tudor and Raptor, and Paul Tudor Jones, II, the controlling shareholder of TIC. Tudor Ventures Group LP ("TV GP"), the general partner of Tudor, and Tudor Ventures Group LLC, the general partner of TV GP, and may also be deemed to be the beneficial owner of the shares held by Tudor. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Exchange Act.

6. Represents 19,245,798 shares of Common Stock owned of record by JP Morgan Direct Venture Capital Institutional Investors LLC ("JPM Institutional") (assuming conversion of 497,532 shares of Series A Preferred Stock into 9,950,633 shares of Common Stock), 3,115,135 shares of Common Stock owned of record by JP Morgan Direct Venture Private Investors LLC ("JPM Private") (assuming conversion of 81,136 shares of Series A Preferred Stock into 1,622,729 shares of Common Stock), and 947,026 shares of Common Stock owned of record by 522 Fifth Avenue Fund, LP ("522 Fund") (assuming conversion of 24,107 shares of Series A

Preferred Stock into 482,136 shares of Common Stock). The foregoing numbers represent shares for which JPM Institutional, JPM Private and 522 Fund each has shared dispositive and voting power. The shares held by JPM Institutional may be deemed to be beneficially owned by JPMorgan Chase Bank ("JPMCB"), its investment advisor and JPMorgan Chase & Co., the parent of JPMCB. The shares held by JPM Private may be deemed to be beneficially owned by J.P. Morgan Investment Management Inc. ("JPMIM"), its investment advisor. The shares held by 522 Fund may be deemed to be beneficially owned by 522 Fifth Avenue Corp. ("522 Corp."), its general partner, JPMIM, its investment advisor and the sole stockholder of 522 Corp., J.P. Morgan Fleming Asset Management Holdings Inc. ("Fleming"), the sole stockholder of JPMIM and JPMCB, the sole stockholder of Fleming and the indirect parent of JPMIM. Share information is furnished in reliance on the
Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of
Section 13(d) or 13(g) of the Exchange Act.

7. Represents 6,125,411 shares of Common Stock owned of record by Providence Equity Partners III L.P. ("PEP3") and 64,898 shares of Common Stock owned of record by Providence Equity Operating Partners III L.P. ("PEOP3"). The foregoing numbers represent shares for which PEP3 and PEOP3 each has sole dispositive and voting power. Such shares may be deemed to be beneficially owned by Providence Equity GP III L.P. ("PEGP3"), the sole general partner of each of PEP3 and PEOP3, Providence Equity Partners III LLC (the "LLC"), the sole general partner of PEGP3, and Jonathan M. Nelson, a 50% owner of LLC. Share information is furnished in reliance on the Schedule 13G dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. Each of PEGP3 and the LLC have specifically disclaimed beneficial ownership except to the extent of its pecuniary interest therein.

8. Represents 1,224,420 shares of Common Stock owned of record by Equity Pier LLC, of which Mr. Sweeney is the founder and managing member, 3,324,696 shares issuable upon the exercise of presently exercisable warrants held by Equity Pier LLC, 1,418,272 shares of Common Stock owned of record by Mr. Sweeney, 755,046 shares issuable upon the exercise of presently exercisable options and assumes conversion of 16,588 shares of Series A Preferred Stock into 331,767 shares of Common Stock.

9. Represents 648,143 shares of Common Stock owned of record by Mr. Knaisch and 1,350,000 shares of Common Stock issuable upon the exercise of presently exercisable options.

10. Represents 600,143 shares of Common Stock owned of record by Mr. Richman and 925,000 shares of Common Stock issuable upon the exercise of presently exercisable options.

11. Represents 119,048 shares of Common Stock owned of record by Mr. Hinton and 168,212 shares issuable upon the exercise of presently exercisable options.

12. Represents 1,344 shares of Common Stock owned of record by Mr. McKnight, 1,000 shares of Common Stock owned by Mr. McKnight's spouse and 237,941 shares issuable upon the exercise of presently exercisable options. Mr. McKnight is a member of Equity Pier LLC and disclaims beneficial ownership of the shares of Common Stock beneficially owned by such entity.


    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

       The security holdings of our directors and executive officers are listed above in the section entitled "Principal Stockholders and Security Ownership of Management." Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

       (i) Any director or officer since the beginning of our last fiscal year;

       (ii)   Any proposed nominee for election as a director; or

       (iii)  Any associate or affiliate of any of the foregoing persons.


                         FINANCIAL AND OTHER INFORMATION

       The following information contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on April 15, 2004 is incorporated herein by reference:
(i) the Company's audited financial statements for the years ended December 31, 2003 and 2002 and (ii) the section entitled "Management's Discussion and Analysis or Plan of Operation" set forth in Item 6 of Part II.


                                  OTHER MATTERS

       The Board is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

       One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (303) 440-7930 or by mail to our address at 1140 Pearl Street, Boulder, Colorado 80302, Attn: Secretary.

                           INCORPORATION BY REFERENCE

       This Information Statement incorporates by reference certain information contained in our annual report on Form 10-KSB for our fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on April 15, 2004, a copy of which is enclosed herewith.



                                                By Order of the Board of
                                                Directors,

                                                By:  /s/ Thomas P. Sweeney III
                                                    ---------------------------
                                                    THOMAS P. SWEENEY III,
                                                    CHIEF EXECUTIVE OFFICER

Date:    September 16, 2004
         Boulder, Colorado

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                           OF FRONT PORCH DIGITAL INC.


The undersigned officer of Front Porch Digital Inc. does hereby certify that:

       1. The name of the corporation for which this Certificate of Amendment to the Articles of Incorporation is being filed is Front Porch Digital Inc. (the "Corporation").

       2. The original Articles of Incorporation of the Corporation, as subsequently amended, were filed on September 4, 1996 (the "Articles of Incorporation").

       3. The Articles of Incorporation of the Corporation shall be amended as follows:

              A.     Article  I  is  amended  as   follows:   The  name  of  the
                     Corporation is INCENTRA SOLUTIONS, INC.; and

              B. Article IV is amended as follows: The total number of shares of Common Stock, par value $001 per share, which the Corporation shall have authority to issue is 200,000,000 shares.

       4. This Certificate of Amendment to the Articles of Incorporation has been approved by the Board of Directors of the Corporation and by more than a majority of the outstanding stockholders of the Corporation. The number of shares entitled to vote on this Certificate of Amendment was 150,095,855 and the number of shares that voted in favor of this Certificate of Amendment was 90,435,222.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set his hands this ___ day of October 2004.


                                              ----------------------------------
                                              Name:  Thomas P. Sweeney III
                                              Title: Chief Executive Officer



STATE OF COLORADO          )
                           ) ss.:
COUNTY OF BROOMFIELD       )

On the ___ day of October 2004 personally appeared, to me Thomas P. Sweeney III who, being duly sworn, did depose and say that he is the Chief Executive Officer of Front Porch Digital Inc., a Nevada corporation, and which executed the foregoing Certificate of Amendment to the Articles of Incorporation and that he executed the same by authority of the Board of Directors and a vote by more than a majority of the outstanding stockholders of Front Porch Digital Inc.




                                              ----------------------------------
                                              Signature of Notary Public,
                                              State of Colorado



                                              ----------------------------------
(Notary Seal)                                 (Print, Type or Stamp Commissioned
                                              Name of Notary Public)